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                                                                   EXHIBIT 23(a)

                       CONSENT OF INDEPENDENT ACCOUNTANTS




         We consent to the inclusion and incorporation by reference in this registration statement on Amendment No. 3 to Form S-2 of our reports dated September 22, 1994, on our audits of the consolidated financial statements and financial statement schedules of Gelman Sciences, Inc. and Subsidiaries. We also consent to the reference to our firm under the caption "Experts."



COOPERS & LYBRAND L.L.P.


Detroit, Michigan
March 21, 1995